Exhibit 99.1

 Investor Presentation  June 2022

 Forward-Looking Statements  2  This presentation contains certain “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the future financial performance of Home Point Capital Inc. (“we,” “our,” “us” or the “Company”), our business prospects and strategy, anticipated financial position, liquidity and capital needs, the industry in which we operate and other similar matters. Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “could,” “would,” “will,” “may,” “can,” “continue,” “potential,” “should” and the negative of these terms or other comparable terminology often identify forward-looking statements. Forward-looking statements are not guarantees of future performance, are based upon assumptions, and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Factors, risks, and uncertainties that could cause actual outcomes and results to be materially different from those contemplated include, among others: the effects of the COVID-19 pandemic on our business; our reliance on our financing arrangements to fund mortgage loans and otherwise operate our business; the dependence of our loan origination and servicing revenues on macroeconomic and U.S. residential real estate market conditions; the requirement to repurchase mortgage loans or indemnify investors if we breach representations and warranties; counterparty risk; the requirement to make servicing advances that can be subject to delays in recovery or may not be recoverable in certain circumstances; risks related to any subservicer; competition for mortgage assets that may limit the availability of desirable originations, acquisitions and result in reduced risk-adjusted returns; our ability to continue to grow our loan origination business or effectively manage significant increases in our loan production volume; difficult conditions or disruptions in the mortgage-backed securities (“MBS”), mortgage, real estate and financial markets; competition in the industry in which we operate; our ability to acquire loans and sell the resulting MBS in the secondary markets on favorable terms in our production activities; our ability to adapt to and implement technological changes; the effectiveness of our risk management efforts; our ability to detect misconduct and fraud; any failure to attract and retain a highly skilled workforce, including our senior executives; our ability to obtain, maintain, protect and enforce our intellectual property; any cybersecurity risks, cyber incidents and technology failures; material changes to the laws, regulations or practices applicable to reverse mortgage programs operated by the Federal Housing Administration (“FHA”) and the U.S. Department of Housing and Urban Development; our vendor relationships; our failure to deal appropriately with various issues that may give rise to reputational risk, including legal and regulatory requirements; any employment litigation and related unfavorable publicity; exposure to new risks and increased costs as a result of initiating new business activities or strategies or significantly expanding existing business activities or strategies; the impact of changes in political or economic stability or by government policies on our material vendors with operations in India; our ability to fully utilize our net operating loss (“NOL”) and other tax carryforwards; any challenge by the Internal Revenue Service of the amount, timing and/or use of our NOL carryforwards; possible changes in legislation and the effect on our ability to use the tax benefits associated with our NOL carryforwards; the impact of other changes in tax laws; the impact of interest rate fluctuations; risks associated with hedging against interest rate exposure; the impact of any prolonged economic slowdown, recession or declining real estate values; risks associated with financing our assets with borrowings; risks associated with a decrease in value of our collateral; the dependence of our operations on access to our financing arrangements, which are mostly uncommitted; risks associated with the financial and restrictive covenants included in our financing agreements; risks associated with changes in the London Inter-Bank Offered Rate reporting practices and the use of alternative reference rates; our ability to raise the debt or equity capital required to finance our assets and grow our business; risks associated with derivative financial instruments; our ability to comply with continually changing federal, state and local laws and regulations; the impact of revised rules and regulations and enforcement of existing rules and regulations by the Consumer Financial Protection Bureau; the impact of revised rules and regulations and enforcement of existing rules and regulations by state regulatory agencies; our ability to comply with the Government-Sponsored Enterprises (“GSE”), FHA, U.S. Department of Veterans Affairs (“VA”) and U.S. Department of Agriculture (“USDA”) guidelines and changes in these guidelines or GSE and Government National Mortgage Association (“Ginnie Mae”) guarantees; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies such as Ginnie Mae, the FHA or the VA, the USDA, or GSEs such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, or such changes that increase the cost of doing business with such entities; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to comply with the regulations applicable to our investment management subsidiary; the impact of private legal proceedings; risks associated with our acquisition of mortgage servicing rights; the impact of our counterparties terminating our servicing rights under which we conduct servicing activities; risks associated with higher risk loans that we service; and our ability to foreclose on our mortgage assets in a timely manner or at all. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those listed under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as such risk factors may be amended, supplemented, or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission. Many of the important factors that will determine these results are beyond our ability to control or predict. You are cautioned not to put undue reliance on any forward-looking statements, which speak only as of the date thereof. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

   A Different, Better Kind of Mortgage Company  3  Balanced, capital-efficient business model allows for return on equity in a variety of interest rate environments  Vast experience through multiple business cycles enables proactive management to optimize the business model  Technology and process-focused strategy drives ability for further scale and efficiency, while providing highest quality experience  Platform designed to capitalize on third-party origination market with a focus on scalability and partner experience  1  2  3  4  5  “We Care” culture commitment to all our stakeholders – customers, associates, partners and shareholders

           4  Home Point Capital at-a-Glance  One of the largest U.S. residential mortgage originators  Founded in 2015; completed IPO in February 2021 (Nasdaq: HMPT)  Headquartered in Ann Arbor, Michigan; funding loans in all 50 states  Primary emphasis on large third-party origination market  Differentiated business model focused on enhancing the partner experience

Home Point Capital by the Numbers

#7

Non-Bank Mortgage Originator[1]

$79bn

LTM Q1 2022 Funded Origination Volume[2]

#3

Wholesale Lender[1]

~8,300

Mortgage Brokerage Relationships

3,600+

Active Brokerage Partners in Q1 2022

Home Point Capital

[1] Source: Inside Mortgage Finance, as of Q4 2021. [2] Last twelve months for the period ended March 31st. First quarter 2022 LTM information is derived from a numerical calculation of our fiscal year 2021 financial information plus first quarter 2022 financial information less first quarter 2021 financial information. Home Point Capital does not prepare or present separate LTM financial statements.

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Highly Experienced Leadership Team



Willie Newman
CEO and President



Mark Elbaum
Chief Financial Officer



John Forlines
Chief Risk Officer



Jean Weng
General Counsel
Corporate Secretary



Phil Miller
Chief Operating Officer



Noelle Lipscomb
Chief Audit Executive



Phil Shoemaker
President of Originations



Perry Hilzendeger
President of Servicing



Andrew Bon Salle
Chairman of the Board, Home Point Capital

Home Point Capital
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     Confidential  7  Unique Mission that Underpins Strategy  Human-Centered  Experiences designed to serve, empower and delight customers, partners and our associates that serve them.   Our mission is to create healthy, happy homeowners    Technology-Enabled  Technology enables personalization and connectivity at scale; and creates a more seamless and cost-efficient experience for customers and mortgage professionals    Community Driven  Community focus supports communities and our industry, helping to build a mortgage industry that is more inclusive and diverse, more prosperous, and more sustainable for all stakeholders  Our goal is to positively impact all our constituents – our customers, associates, partners and shareholders

Fully Committed to Wholesale

We have strategically redeployed resources to take advantage of channel's growth potential

Significant Wholesale Opportunity


~16,000
Overall Market Active Brokerages
~75%
Top Wholesale Originator Broker Network[1]
~55%
Home Point Approved Brokers
~30%
Home Point Active Brokers[2]

Consumer Advantage	Originator's ability to choose creates alignment with wholesale lenders to deliver superior service, products and pricing
Brokers Outperform in a Purchase Market	Local expertise, combined with cost efficiency of wholesale lenders, positions the wholesale channel to gain share in a purchase market
Massive Addressable Market	The activation potential for current approved partner base, combined with the consumer benefit and overall wholesale market share opportunity, uniquely positions Home Point to grow sustainably

(1) Represents estimated broker network for the largest wholesale lender, per Inside Mortgage Finance. (2) Active defined as number of brokers with whom Home Point has completed a transaction within past 12 months. Note: Broker partner represents a brokerage business that includes multiple broker employees. (3) Source: Inside Mortgage Finance.

Home Point Capital
Confidential
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 Mortgage brokers originating through wholesale lenders deliver:Broader access to creditAt lower expense to consumersSafely  9  Confidential  Based on our extensive review of various cohorts in HMDA data, the benefits to a consumer using a mortgage broker are material and widespread   Based on agency data, no material difference in default rates exists between retail and wholesale originated loans  As measured by loan officer counts, the wholesale broker segment continues to grow and given a level playing field should accelerate in a rising rate environment  1  2  3

 Leader in Wholesale Channel  10  Efficient and Personalized Customer Experience  1  Best Workplace for Loan Officer  2  Low Fixed Cost; Significant Economies of Scale  3  Benefits of the Wholesale Channel  Advantages of Home Point’s Model  Highly Experienced Sales and Operations Team  No Channel Conflict  In-Market Sales Strategy Drives Broker Growth    1  2  3  Significantly Lower Costs to Consumers  4  Broad Product Mix; Flexible Technology Platform  4

Componentized Flexible Technology Platform

Integration of aligned third-party providers with internally developed software provides a *scalable, cloud-based infrastructure* with enhanced flexibility

We build **proprietary software** to create differentiation

- ✓ Appraisal and Underwriting Platforms
- ✓ Broker Portal

- **Flexibility** to swap in and out of components
- Quickly adapt to evolving technology to **drive innovative solutions**
- Enable broker and customer **self-service**

We leverage **industry leading core systems** providers

- ✓ Loan Origination System
- ✓ Outsourced Servicing Platform

- **Greater control** over development
- Larger available workforce
- **Lower maintenance and fixed costs**

We utilize state of the art, **low code tools** to enhance functionality and efficiency

- ✓ Rules Engine
- ✓ Workflow Engine

- Focus on advancing **data driven strategies** and connectivity
- **Avoid legacy code** maintenance and tech debt
- Accelerate **speed to market**

Home Point Capital

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2022 Corporate Plan

Entering the most challenging part of the mortgage cycle: higher rates, shrinking origination market.

1. Reduce costs

- Continue to reduce origination costs and proactively manage capacity
- Divest of noncore operations and simplify organization
- Consolidate servicing platform to a variable cost construct

2. Improve liquidity

- Manage/divest of non-core assets
- Monetize select MSR as market opportunity presents
- Pay down operating (MSR) debt

3. Grow active partners

- Redeploy segment of direct origination's unit to support wholesale channel growth
- Enhance partner experience through process, technology, and product improvements

Home Point Capital

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Getting in Front of the Cycle

Since mid-2021, have taken proactive approach to best position Home Point for the long-term

Home Point Capital

Platform Consolidations

Focusing our resources on growth through the wholesale business

Consolidating servicing platform into ServiceMac, converting a fixed cost into a lower, variable cost

Redeployed Direct Originations segment into wholesale, driving stronger customer retention and increased broker activation

Divesting Non-core Operations

Enable us to navigate through industry dislocation ahead of competitors

Pending sale of investment in Longbridge

Sale of select MSRs enhances both our leverage and liquidity positions

Sale of correspondent channel assets reduces corporate expenses and enables reallocation of resources to wholesale

Growth Initiatives

Innovative solutions to tackle issues impacting broker partners & homebuyers

Homepoint New Build addresses housing supply issues, helping brokers function as a one-stop shop for home builders

Homepoint Cash Compete addresses increasing buy-side competition, positioning brokers as go-to source to help homebuyers and real estate agents win deals

Home Point Capital
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       2022 Plan Q1 Progress  14  Home Point made progress on all three Q1 objectives.  Q1 2022  Q4 2021        Reduce costs  Improve liquidity  Grow active partners  1.  2.  3.    Total Expenses ($M)  $152  $137    Available Liquidity ($M)  Debt / TCE  $555  $656  1.60x  1.22x  UPB Sold ($B)  Gross Proceeds ($M)  $13  $37  $175  $435    Active Locking Partners  3,481  3,603    Increased book value (per share) from Q4 2021 of $777m ($5.57) to $783m ($5.64) in Q1 2022.  Detailed financial results, statements, filings, and company information can be obtained on the company’s investor relations website.

 Confidential  15  Appendix

Borrower lifetime savings by using wholesale vs retail

All Income



Upfront Cost Savings
Interest Savings
$5,654
$4,343
$1,311
$9,745
$7,703
$2,042
$8,375
$7,390
$985
2018
2019
2020

Middle Income



Upfront Cost Savings
Interest Savings
$5,643
$4,341
$1,302
$9,690
$7,662
$2,028
$8,346
$7,370
$976
2018
2019
2020

Low Income



Upfront Cost Savings
Interest Savings
$3,314
$2,255
$1,059
$5,934
$4,373
$1,561
$6,591
$6,245
$346
2018
2019
2020

Filters Applied

- Loan limit: Conforming
- Loan type: Conventional
- Loan term: 30-year
- Rate type: Fixed
- Debt-to-income: 41-45%

Commentary

- Selected DTI range of 41-45% as it was the most popular bin across most categories
- Used FFIEC definitions
    - Low income defined as less than $52,200;
    - Moderate income defined as $52,200 - $156,600
- 2020 impacted by industry wide capacity constraints
- Note: Interest savings assumes full term of loan

Home Point Capital

Source: HMDA data

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CommentaryChanges made to processes post crisis have resulted in a convergence in performance between retail and wholesale originationsThis performance has been consistent throughout the post crisis period  Post crisis default rates are consistent between channels  17  Source: Agency data    Pre-Financial Crisis  Post-Financial Crisis

 Mortgage brokers continue to grow  18  Source: Company reports  Active Brokerage LOs  Active Brokerages  Active brokerages increased 7% in 4Q21 from prior year, while active brokerage LOs increased 15%Assuming a level playing field, we expect this trend to accelerate as margin compression impacts less efficient retail lenders – Similar to 2019